UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2023

Unicoin, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56276	47-4360035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Park Ave South 16065 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (844) 384-5069

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of Unicoin Inc., a Delaware corporation (the “Company”) originally filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2023 (the “Original Filing”). The Amendment is being filed to disclose the final voting results on the matter submitted to a vote of security holders disclosed in the Original Filing. Except as expressly set forth in this Amendment, no other changes have been made to the Original Filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported in the Original Report, on November 6, 2023, at a Special Meeting of Stockholders, the Company announced that the following items would be submitted to a vote of stockholders:

Unicoin Classes

1.	Create and tokenize more than one class of unicoins, such that there shall be issued a United States security token class, and one or more classes of non-United States tokens to provide a wide choice of trading platforms.

2.	Tokenize unicoins as a security token only.

Listing Preferences

1.	Seek to increase the portfolio of assets to a target value of $3 Billion, and then proceed with listings on trading platforms or exchanges, with the Board of Directors determining the optimal market conditions for such listings and trading.

2.	Seek listing of unicoins on trading platforms as soon as possible.

On November 22, 2023, the Company announced the results of the vote of the stockholders via electronic mail to stockholders, which contained the following voting data:

Unicoin Classes
Options	Votes	% Contribution
1. Create and tokenize more than one class of unicoins	608,056,177	95.64%
2. Tokenize unicoins as a U.S. security token only	21,206,076	3.34%
Abstain	6,357,369	1.00%
Blank Votes	125,131	0.02%
Total	635,744,753	100.00%

Listing Preferences
Options	Votes	% Contribution
1. Seek to increase portfolio of assets	570,065,667	89.67%
2. Seek listing of unicoins on trading platforms as soon as possible	62,114,977	9.77%
Abstain	3,377,408	0.53%
Blank Votes	186,701	0.03%
Total	635,744,753	100.00%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICOIN INC.

By:	/s/ Richard Devlin
Name:	Richard Devlin
Title:	Senior Vice President and General Counsel

Dated: November 27, 2023

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